AGREEMENT TO TRANSFER LAND

THIS AGREEMENT TO TRANSFER LAND (the “Agreement”) is dated and effective this 20th day of July, 2018 (“Effective Date”) by and among Biotest Real Estate Corp., a wholly owned subsidiary of BIOTEST AG (“Assignee”), Biotest AG (“Biotest”) and BIOTEST PHARMACEUTICALS CORPORATION (“BPC”) and, solely for purposes of Section 2 hereof, ADMA BIOMANUFACTURING, LLC and ADMA BIOLOGICS, INC. (together, “ADMA”). Each of the parties herein is individually referred to as a “Party” and collectively referred to as the “Parties.”

W I T N E S S E T H:

WHEREAS, BPC wishes to transfer to Assignee all of BPC’s rights and interest in property located at ARVIDA PARK OF COMMERCE PL 6 PARCEL N, Boca Raton, Florida (Parcel Control No. 06-43-47-06-03-014-0000), as more fully described as Parcel 2 on the attached Exhibit “A” (the “Land”); and

WHEREAS, the transfer of the Land is subject to certain rights of first offer provisions and certain development restrictions (collectively, the “Restrictions”) set forth in Section 8.11 of that certain Master Purchase and Sale Agreement, dated as of January 21, 2017, by and among BPC, Biotest AG, Biotest US Corporation, ADMA BioManufacturing, LLC and ADMA Biologics, Inc. (the “Master Purchase Agreement”).

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and adequacy of which are acknowledged, the Parties hereby agree as set forth below.

1.	ASSIGNMENT AND ASSUMPTION

1.1	Conveyance and Assignment of the Land. BPC does hereby agree to grant, sell, assign, transfer and convey to Assignee, its successors and assigns, all of BPC’s right, title and interest in and to the Land, subject to the terms of Section 8.11 of the Master Purchase Agreement.

1.2	Assumption of Obligations under Master Purchase Agreement. Assignee hereby agrees to accept assignment of the Land, subject to the Restrictions.

1.3	Biotest Consent. Biotest hereby consents to the transfer of the Land to Assignee. Assignee hereby agrees to comply with the terms of the Restrictions in the same manner as if Assignee was a signatory to the Master Purchase Agreement, and Biotest covenants and agrees to cause Assignee to comply with the terms of the Restrictions.

2.	CONSENT AND ACKNOWLEDGEMENT OF ADMA

2.1           Acknowledgement. ADMA hereby acknowledges the transfer of the Land by BPC to Assignee in accordance with the terms hereof, and consents to the assignment and assumption by Assignee and Biotest of the Restrictions.

3.	MISCELLANEOUS PROVISIONS

3.1           Governing Law. The validity and effect of this Agreement and the rights and obligations of the Parties hereunder shall be governed by and construed and enforced in accordance with the laws of Florida, without regard to its conflict of laws provisions.

3.2           Authority. Each Party has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated herein and to perform all the terms and conditions to be performed by it as provided for in this Agreement. The execution and delivery of this Agreement has been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered by all Parties and constitutes the valid and binding obligation of each Party, enforceable against it in accordance with its terms. No consents or authorizations of third parties are required for a Party to consummate the transactions contemplated herein.

3.3           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

3.4           Integration. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof.

3.5           Further Assurances. All Parties agrees to execute any and all documents and take such further actions as shall reasonably be required to effectuate this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

BIOTEST REAL ESTATE CORP.

a Delaware corporation

By: /s/ Dr. Michael Ramroth

Name: Dr. Michael Ramroth

Title: Chief Financial Officer

BIOTEST PHARMACEUTICALS CORPORATION

a Delaware corporation

By: /s/ Donna Quinn

Name: Donna Quinn

Title: Vice President and General Counsel

BIOTEST AG

a company organized under the laws of Germany

By: /s/ Dr. Bernhard Ehmer

Name: Dr. Bernhard Ehmer

Title: Chief Executive Officer

By: /s/ Dr. Michael Ramroth

Name: Dr. Michael Ramroth

Title: Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Agreement to Transfer Land]

SOLELY FOR PURPOSES OF

SECTION 2:

ADMA BIOMANUFACTURING, LLC

a Delaware limited liability company

By: /s/ Adam Grossman

Name: Adam Grossman

Title: President & Chief Executive Officer

ADMA BIOLOGICS, INC.

a Delaware corporation

By: /s/ Adam Grossman

Name: Adam Grossman

Title: President & Chief Executive Officer

[END OF SIGNATURES]

[Signature Page to Agreement to Transfer Land]

EXHIBIT A

Legal Description of the Land

[ATTACHED HERETO]

EXHIBIT “A”

Parcel 1:

Parcel “A” Arvida Park of Commerce Plat No. 15, according to the plat thereof as recorded in Plat Book 68, pages 68 and 69, of the Public Records of Palm Beach County, Florida, Less and Except the following, being a Parcel of land for lake purposes lying in Section 6, Township 47 South, Range 43 East, City of Boca Raton, Palm Beach County Florida, as recorded in Official Records Book 4365, Pages 1019 – 1040 and being more particularly described as follows:

Commencing at the Northwest corner of Parcel “D” in Arvida/Wochna Plat No. 1, recorded in Plat Book 48, pages 59 and 60 of the Public Records of of Palm Beach County, Florida (for convenience, the bearings shown hereon are relative to an assumed meridian). said corner being the Point of Beginning of this description; thence North 14° 48’46” East, along the Easterly line of Parcel R-2A in said Plat, a distance of 12.34 feet to a curve, being the Southerly right of way line of park of Commerce Boulevard. The tangent to Said curve bears North 55° 57’24” East; thence Northeasterly, along the arc of Said curve concave to the Northwest, having a radius of 384.84 feet and a central angle of 09° 10’55”, a distance of 61.67 feet, along Said right of way line, to a point, the tangent to the last described curve bears North 46° 46’28” East; thence North 57° 05’02” East a distance of 19.71 feet to the beginning of a curve; thence Northeasterly, Easterly and Southeasterly, along the arc of said curve concave to the Southeast, having a radius of 182.00 feet and central angle of 56° 40’53”, a distance of 180.05 feet to point of reverse curve; thence Southeasterly, Easterly and Northeasterly, along the arc of said reverse curve, concave to the North, having a radius of 341.00 feet and central angle of 48° 37’25”, a distance of 289.39 feet to a point; Thence North 65° 08’30” East, along the last mentioned tangent curve, a distance of 30.96 feet to the beginning of a curve; thence Northeasterly, easterly and southeasterly, along the arc of said curve, concave to the Southeast, having a radius of 223.06 feet and a central angle of 42° 22’12”, a distance of 164.95 feet to a point of compound curve; thence Southeasterly; Southerly and Southwesterly, along the arc of said compound curve, concave to the Southwest; having a radius of 106.50 feet and a central angle of 93° 45’24”, a distance of 174.27 feet to the North line of Parcel “B” in said Plat; thence North 89’ 41’01” West, along said North line, a distance of 395.32 feet to the Northeast corner of said Parcel “D”; thence North 84° 26’52” West, along the North line of said Parcel “D”, a distance of 383.50 feet to the Point of Beginning.

Parcel 2:

Parcel “N”, Arvida Park of Commerce Plat No. 6, according to the plat thereof as recorded in Plat Book 44, Page 113, of the Public Records of Palm Beach County, Florida.

Parcel 3:

Parcel “O”, Arvida Park of Commerce Plat No 6, according to the plat thereof as recorded in Plat Book 44, Page 113 of the Public Records of Palm Beach County, Florida.

Parcel 4:

Easement for the benefit of Parcel 1 established by Easement Agreement recorded in Official Records Book 8459, Page 1906 for storm water drainage, planting of trees and other landscaping and access and maintenance over, under and accross the lands described in exhibits B, C-1 and C-2 of said Easement Agreement.